Contact:  Thomas P. McMillin
            Joseph Jaffoni, Stewart Lewack
          eVentures Group, Inc.
            Jaffoni & Collins Incorporated
          214/777-4100
            212/835-8500; evnt@jcir.com

      eVENTURES GROUP COMPLETES $58.5 MILLION STRATEGIC PRIVATE PLACEMENT
         WITH LIBERTY MEDIA, CHASE CAPITAL PARTNERS, GOLDMAN SACHS, THE
           BLACKSTONE GROUP, FIRST UNION CAPITAL PARTNERS, AND OTHERS

          VETERAN MEDIA AND COMMUNICATIONS EXECUTIVE JEFFREY A. MARCUS
                   NAMED CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DALLAS, Texas, April 5, 2000 - eVentures Group Inc. (OTC BB:EVNT), a leading Internet communications company focused on developing next-generation infrastructure, products and service companies, today completed a $58.5 million private placement consisting of approximately 2.5 million shares of restricted common stock with a strategic investor group including Liberty Media Group (NYSE:LMGa), Chase Capital Partners (NYSE:CMB), Goldman Sachs (NYSE:GS), The Blackstone Group, First Union Capital Partners, Brazos Investment Partners, Maverick Capital, Edgewater Funds, Mellon Ventures and Paul Capital Partners. In conjunction with the transaction, the Company also named 33-year media and communications industry veteran, Jeffrey A. Marcus, 53, as Chairman and CEO, effective immediately.

Proceeds from the private placement will be used for working capital purposes and to develop and expand eVentures' portfolio of investments in companies utilizing the Internet to provide unique and innovative communications, products and services. Since its formation last year, the Company has rapidly assembled a portfolio of synergistic business units and emerged as a leader in the area of communications via the Internet.

Mr. Marcus, former CEO of AMFM Inc. (NYSE:AFM) (previously named Chancellor Media) and founder, Chairman and CEO of Marcus Cable, assumes the eVentures Group Chairmanship from long-time communications executive Fred A. Vierra, who most recently served as Chief Executive Officer of TCI International. Mr. Vierra will now become Vice Chairman of the Board.

Barrett N. Wissman, eVentures' co-founder and past CEO, will remain as President, guiding the Company's evolution, identifying new investments and overseeing the operations of portfolio companies. As Chairman and CEO, Mr. Marcus will be responsible for the strategic direction of the Company, the development and implementation of its operations and investment strategy, and relationships with the financial community.

Additionally, former AMFM Inc. and Marcus Cable executive Thomas P. McMillin, 38, has been appointed Executive Vice President, and is soon expected to be named Chief Financial Officer. He will direct the Company's accounting, finance and investor relations activities, and be responsible for building its investor and financial community relationships. Former AMFM Inc. and Marcus Cable executives Daniel J. Wilson and Chad E. Coben have been named Senior Vice Presidents with responsibilities for corporate development, as have Stuart J. Chasanoff, who serves as the Company's General Counsel, and Olaf Guerrand-Hermes, a Director and co-founder of the Company, who will leave the Board to establish eVentures' New York office. Messers. Guerrand-Hermes, Chasanoff, Wilson and Coben will work closely with Barrett Wissman to source business opportunities, accelerate their development and build synergies with other eVentures companies.

Jeffrey A. Marcus commented, "eVentures is the leading publicly traded Internet communications firm dedicated to networks, infrastructure and services. Our portfolio of companies will emerge as leaders in their respective businesses and provide a significant first-mover presence in next-generation networks, enabling technologies, end-user applications and support services."

eVentures  invests  in  Internet  communications  businesses  at the  early-  to mid-stages of development which operate in dynamic markets, provide a sustainable and recurring revenue model, have the potential to quickly achieve financial independence and create synergies with other portfolio companies.
eVentures provides its family of companies with key operational resources, strategic advice and financial assistance to nurture their growth.

"We are delighted by the support of our new strategic investors, all of whom bring to eVentures valuable relationships, influence and a long-term stake in our Company's future," Mr. Marcus continued. "We look forward to their involvement and the opportunity to share deal flow and jointly participate in new ventures."

eVentures Group portfolio companies and investments include:

- AxisTel Communications and e.Volve Technology Group, providers of high quality voice, video and data transmission services over private Internet Protocol (IP) and Asynchronous Transfer Mode (ATM) networks (www.axistel.com);

- Internet Global Services, a facilities-based Internet telephony provider which offers ISP and virtual ISP services, web design and hosting, broadband access and long distance services to independent, local and regional ISPs (www.iglobal.net);

- PhoneFree.com, a communications portal offering PC-to-PC and PC-to-Phone communications, which currently has approximately 780,000 unique visitors per month according to Media Metrix (www.phonefree.com);

-    Innovative Calling Technologies, an automated operator services provider;

- Callrewards.com, a B2C rewards-based Internet telephony portal offering free PC-to-phone calls (www.callrewards.com);

- Fonbox, a provider of unified messaging products for the Latin American market (www.lineabox.com); and,

- Launch Center 39, a Silicon Alley-based incubator for Internet and new media start-ups (www.lc39.com).

Mr. Marcus added, "Demand for faster, cheaper and more efficient Internet communications is growing exponentially. With a rapidly growing portfolio of IP-centric network solutions, cutting-edge technologies and applications, and strong relationships in the communications business, eVentures is well positioned to participate in this paradigm shift. We expect to play a significant role in this rapidly evolving market, both in the United States and abroad."

Commenting on Mr. Marcus' appointment, Fred Vierra said, "All of us on the Board of Directors are excited to work with our expanded management team, and especially my former cable industry colleague, Jeff Marcus, who brings to eVentures a long and proven track record of building large, successful companies. Jeff's ability to both envision and execute strategy, his industry and investment community relationships, and his desire to accelerate eVentures' growth will be tremendous assets to the Company going forward. We welcome him as both an investor and a key member of our management team and board."

Barrett Wissman added, "Jeff, Tom, Dan and Chad provide eVentures with a deep and proven management team which will enable us to build on our past success and take the Company to the next level. With strong backgrounds in finance, corporate development and management, they will accelerate our ability to source and execute new investment opportunities, as well as provide the expertise to unlock the inherent value in our subsidiaries and affiliates."

ABOUT EVENTURES GROUP, INC.

eVentures focuses on investing in, operating and developing Internet communications companies that provide next-generation infrastructure, products and services including network solutions, user interfaces, support services and enabling technologies. Visit the Company's Web site at (www.eventuresglobal.com).

This press release includes statements regarding eVentures' business strategy, plans and objectives which are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Although eVentures believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be. Numerous factors, including those set forth in the Company's periodic and other filings with the Securities and Exchange Commission, could cause actual results to differ materially from eVentures Group's expectations.

                      - Management Biographies to Follow -

                                JEFFREY A. MARCUS

Jeffrey A. Marcus, a 33-year media and communications industry veteran, serves as Chairman and Chief Executive Officer of eVentures Group Inc. In this capacity, he is responsible for the strategic direction of the Company, the development and implementation of its investment strategy, the development of its portfolio companies, and relationships with the financial community.

Mr. Marcus was most recently the founder of Marcus & Partners, a Dallas-based venture capital firm formed in 1999. He was previously the President and Chief Executive Officer of AMFM Inc. (formerly Chancellor Media Corporation) (NYSE:AFM), one of the nation's largest radio broadcasting companies which at the time had over 460 radio stations in over 100 markets reaching over 60 million weekly listeners.

Prior to Chancellor Media, Mr. Marcus founded and served as Chairman and Chief Executive Officer of Marcus Cable Company, which before its sale to Microsoft co-founder Paul G. Allen for $3.3 billion in 1998, grew from 15,000 subscribers to become the nation's largest privately held cable television operator serving approximately 1.3 million customers and employing more than 2,500 individuals. Prior to forming Marcus Cable, he founded Marcus Communications, Inc., a cable television company which he later merged into Western Tele-Communications, a microwave transmission/cable company affiliated with TCI. He served as Chairman and Chief Executive Officer of the merged company, WestMarc Communications, Inc., until 1988. Prior to WestMarc, he co-founded Communications Equity Associates, a media brokerage company, in 1976.

Mr. Marcus is a director of Brinker International (NYSE:EAT), BroadbandNow and LIN Television Corporation. He previously served as a director of Chancellor Media Corporation (NYSE:AFM), Marcus Cable Properties, the National Cable Television Association (serving as its Treasurer), C-Span, Cable Labs, Cable Television Advertising Bureau, North Texas Public Broadcasting, Mandeville Cable Partners, and Intercable Venezuela. He is a minority owner of the Texas Rangers Baseball Club and of the Dallas Stars Hockey Club. He also serves on the boards of Trinity College at Duke University and of Columbia College at Columbia University. Mr. Marcus received a Bachelor of Science Degree in Economics from the University of California - Berkeley.

                               THOMAS P. McMILLIN

Tom McMillin serves as Executive Vice President of eVentures. In this capacity, he will direct the Company's accounting, finance and investor relations activities, and will be responsible for building its bank and financial community relationships. Mr. McMillin was previously a co-founder of Marcus & Partners. Prior to forming Marcus & Partners, he served as Senior Vice President and Chief Financial Officer of AMFM Inc. (formerly Chancellor Media Corporation), one of the largest radio broadcasting companies in the United States with revenue of $2.1 billion. Prior to joining Chancellor, Mr. McMillin served as Executive Vice President and Chief Financial Officer of Marcus Cable, which at the time was the nation's ninth largest cable company, where together with other members of the senior management team he grew the Company more than five-fold. With a customer base of more than 1.3 million, Marcus Cable was sold in 1998 to Paul G. Allen in a transaction valued at $3.3 billion. Prior to joining Marcus Cable, Mr. McMillin worked for seven years with Crown Media, a subsidiary of Hallmark Cards, Inc., and Cencom Cable Associates in various finance and corporate development positions. Before entering the cable industry, Mr. McMillin served for four years with Arthur Andersen & Co., certified public accountants. Mr. McMillin was formerly a member of the Board of Directors of Marcus Properties, Inc. and is currently a member of the board of I-soft, Inc. He received his Bachelor of Science Degree in Accountancy from the University of Missouri at Columbia.

                              OLAF GUERRAND-HERMES

Olaf Guerrand-Hermes is a Senior Vice President, Corporate Development for eVentures. He has been investing privately in Europe and in the United States since the early 1990s, and is currently a Managing Partner at Blue Growth Capital, LLC, a New York-based investment partnership. Prior to organizing Blue Growth, Mr. Guerrand-Hermes was Managing Director of International Equities at The Athena Group, a private international investment management company, where he was primarily responsible for international projects and raising equity capital for proposed investments. Before joining The Athena Group, he was Vice President at Nomura Securities International, Inc., specializing in structured finance products such as commercial mortgage-backed securities. Prior to The
Athena Group, he was an associate with Sullivan & Cromwell, where he was involved in a variety of international transactions including public offerings and private placements in the U.S. by European and other foreign companies and governments. Mr. Guerrand-Hermes is a board member of Hermes-Sellier, a member of the New York bar, a graduate of New York University School of Law and holds two masters degrees from the University of Pantheon-Assas (Paris II) in Paris, France.

                               STUART J. CHASANOFF

Stuart Chasanoff is a Senior Vice President, Corporate Development and Legal Affairs for eVentures. He was previously Vice President of Business Development, Secretary and General Counsel of eVentures Group. Prior to joining eVentures, he was Senior Vice President and General Counsel to HW Partners, where he assisted the principals in developing investments in the telecommunications, high technology manufacturing, entertainment and retailing industries. Between 1990 and 1994, and again in 1996, he was an associate corporate attorney with the New York office of White & Case LLP, where he specialized in mergers and acquisitions, capital markets, corporate reorganizations and financial services. He has also served as in-house counsel at PepsiCo., Inc. and as a director of various companies in the discount retailing and leisure industries. Mr. Chasanoff is a member of the New York bar, a cum laude graduate of Fordam University School of Law and a 1987 graduate of the University of Virginia.

                                DANIEL J. WILSON

Dan Wilson is a Senior Vice President, Corporate Development for eVentures, and was previously a co-founder of Marcus & Partners. He was formerly Vice President of Strategic Development of Chancellor Media Corporation (now AMFM Inc.), where he specialized in the development of, and investment in, "new media" businesses ancillary to Chancellor Media's core operating units. Prior to joining Chancellor Media, Mr. Wilson served for four years in various financial positions at Marcus Cable, most recently as Senior Vice President - Finance and Corporate Development where he was instrumental in the completion of $5.5 billion of merger/acquisition transactions. Prior to joining Marcus Cable, Mr. Wilson served for three years in various positions at Crown Media, Inc., including as Director of Finance and Development and as Director of Regulatory Affairs, and for four years in various positions at Cencom Cable Associates, Inc., including Director of Finance and Development. He joined Cencom from Arthur Andersen & Co., certified public accountants, where he spent approximately three years in the Accounting and Audit practice. Mr. Wilson was formerly a member of the Board of Directors of Marcus Cable Properties, Inc. He received his Bachelor of Science in Business Administration, cum laude, with majors in Finance and Accounting from Saint Louis University.

                                 CHAD E. COBEN

Chad Coben is a Senior Vice President, Corporate Development for eVentures, and was previously a co-founder of Marcus & Partners. He is formerly the Director of Strategic Development of Chancellor Media Corporation (now AMFM Inc.) where he specialized in the acquisition and divestiture of outdoor advertising related businesses and strategic new business investments, including ten transactions with an aggregate value of approximately $1.0 billion. Prior to Chancellor Media, Mr. Coben was the Director of Corporate Development at Marcus Cable where he was instrumental in the completion of ten merger/acquisition transactions with a value in excess of $3.5 billion. Mr. Coben joined Marcus Cable from NationsBank, where he served as a Vice President and Client Manager in the Media and Communications Finance Group. In that capacity, Mr. Coben was responsible for originating investment banking and corporate lending business for companies in the cable, radio and television broadcasting, publishing, broadcasting content, wireless and wireline communications, and telecommunications equipment manufacturing industries. Mr. Coben received his Bachelor of Arts in Economics at the University of Texas at Austin and his Masters in Business Administration from the Cox School of Business at Southern Methodist University.



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